                                                                      EXHIBIT 21

                             JOHNSON CONTROLS, INC.

Following is a list of significant subsidiaries of the Company, as defined by section 1.02(w) of Regulation S-X.

                                                                                        JURISDICTION
                                                                                        WHERE
                                                                                        SUBSIDIARY IS
NAME                                                                                    INCORPORATED
----------------------------------------------------------------------------------------------------
Becker Sweden AB                                                                       Sweden

Beijing Johnson Controls Co., Ltd.                                                     China

Building Services S.r.L                                                                Italy

Brookfield LePage Johnson Controls Facility Management
    Services, Ltd.                                                                     Canada

Cardkey Systems Limited                                                                U.K.

Cointer S.r.l.                                                                         Italy

Comerit S.r.l.                                                                         Italy

Commerl S.r.l.                                                                         Italy

Controles Reynosa SA de CV                                                             Mexico

Cybertron Systems Pty. Ltd.                                                            South Africa

Disumma, SA de CV                                                                      Mexico

Ensamble de Interiores
    Automotrices, S. de R.L. de C.V.                                                   Mexico

Eripress S.r.l.                                                                        Italy

Johnson Controls Eurosit SL                                                            Spain

Gylling Optima Batteries AB                                                            Sweden

Hoover Universal, Inc.                                                                 Michigan

Hyperion Corp                                                                          Michigan

Ikeda Bussan, Co. Ltd.                                                                 Japan

Intertec Systems, L.L.C.                                                               Michigan

                                                                      EXHIBIT 21

Ikeda IOM Holdings Sdn. Bhd.                                                           Malaysia

JC Export Inc.                                                                         Barbados

JCI Regelungstechnik GmbH (G)                                                          Germany

Johnson Controls L.P                                                                   Canada

Johnson Control SpA                                                                    Italy

Johnson Controls (India) Pvt. Ltd.                                                     India

Johnson Controls (M) SDN BHD                                                           Malaysia

Johnson Controls (S) Pte. Ltd.                                                         Singapore

Johnson Controls (UK) Ltd.                                                             U.K.

Johnson Controls & Summit Interiors, Ltd.                                              Thailand

Johnson Controls Alagon, S.A.                                                          Spain

Johnson Controls Australia Pty. Ltd.                                                   Australia

Johnson Controls Austria
     Gesellschaft m.b.H.                                                               Austria

Johnson Controls Automation
     Systems BV                                                                        Netherlands

Johnson Controls Automobilovy
     Soucastky s.r.o.                                                                  Czech Republic

Johnson Controls Automotive
     (Belgium) N.V.                                                                    Belgium

Johnson Controls Automotive (PTY) Ltd.                                                 South Africa

Johnson Controls Automotive (UK) Ltd.                                                  U.K.

Johnson Controls Automotive
     France S.A.S.                                                                     France

Johnson Controls Automotive
     Mexico SA de CV                                                                   Mexico

Johnson Controls Automotive S.R.L.                                                     Italy

Johnson Controls Automotive
     Spain S.A.                                                                        Spain

                                                                      EXHIBIT 21

Johnson Controls Automotive
     Systems S.A.                                                                      Argentina

Johnson Controls Battery Sweden Kommanditbolag                                         Sweden

Johnson Controls Battery Group, Inc.                                                   Wisconsin

Johnson Controls de Mexico SA de CV                                                    Mexico

Johnson Controls do Brasil
     Automotive Ltda.                                                                  Brazil

Johnson Controls Espana SL                                                             Spain

Johnson Controls France S.A.                                                           France

Johnson Controls GmbH                                                                  Germany

Johnson Controls GmbH & Co. KG                                                         Germany

Johnson Controls Headliner GmbH                                                        Germany

Johnson Controls Holding Company, Inc.                                                 Delaware

Johnson Controls Holding S.A.S.                                                        France

Johnson Controls Hong Kong Ltd.                                                        Hong Kong

Johnson Controls I.F.M. SpA                                                            Italy

Johnson Controls IFM Phils. Corp                                                       Philippines

Johnson Controls II Assentos
     de Espuma Lda.                                                                    Portugal

Johnson Controls Integrated Facility
     Management BV                                                                     Netherlands

Johnson Controls Interiors GmbH                                                        Germany

Johnson Controls Interiors
     Holdings GmbH                                                                     Germany

Johnson Controls Interiors L.L.C.                                                      Michigan

Johnson Controls International spol s.r.o.                                             Slovakia

Johnson Controls International spol s.r.o.                                             Czech Republic

                                                                      EXHIBIT 21

Johnson Controls Investment
     Company, Inc.                                                                     Delaware

Johnson Controls Investments (UK) Ltd.                                                 U.K.

Johnson Controls Lahnwerk
     GmbH & Co. KG                                                                     Germany

Johnson Controls Limited                                                               Canada

Johnson Controls L.P.                                                                  Canada

Johnson Controls Martorell, S.A.                                                       Spain

Johnson Controls Nederland BV                                                          Netherlands

Johnson Controls Norden A/S                                                            Norway

Johnson Controls Objekt Bochum
     GmbH & Co. KG                                                                     Germany

Johnson Controls Objekt
     Zwickau GmbH & Co. KG                                                             Germany

Johnson Controls Roth Freres
     Insitu-Technologie GmbH                                                           Germany

Johnson Controls PanAmerica L.L.C.                                                     Pennsylvania

Johnson Controls Roth S.A.                                                             France

Johnson Controls SA/NV                                                                 Belgium

Johnson Controls SRL                                                                   Italy

Johnson Controls Systems A.G.                                                          Switzerland

Johnson Controls Technology Company                                                    Michigan

Johnson Controls Valladolid S.A.                                                       Spain

Johnson Controls World Services Inc.                                                   Florida

MAJOR, SA                                                                              France

MC International S.A.                                                                  France

Optima Batteries Inc.                                                                  Colorado

Royal LePage Facility Management

                                                                      EXHIBIT 21

      Services Ltd.                                                                    Canada

Sicar BV                                                                               Netherlands

Sistemas Automotrice Summa
     SA de CV                                                                          Mexico

TechnoTrim, Inc.                                                                       Michigan

Trim Masters Inc.                                                                      Kentucky

Trimco spol s.r.o.                                                                     Czech Republic

Vintec Co.                                                                             Michigan

Yokogawa Johnson Controls Corporation                                                  Japan


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